UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2023

Ovintiv Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39191	84-4427672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1700, 370 - 17th Street Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 623-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b- 2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 31, 2023, Ovintiv Inc. (the “Company”) completed its previously announced underwritten public offering of an aggregate of $600,000,000 principal amount of 5.650% senior notes due 2025 (the “2025 Notes”), $700,000,000 principal amount of 5.650% senior notes due 2028 (the “2028 Notes”), $600,000,000 principal amount of 6.250% senior notes due 2033 (the “2033 Notes”) and $400,000,000 principal amount of 7.100% senior notes due 2053 (the “2053 Notes,” together with the 2025 Notes, the 2028 Notes and the 2033 Notes, the “New Notes”).

The New Notes and Ovintiv Canada ULC’s (“Ovintiv Canada”) guarantee thereof have been registered under the Securities Act of 1933, as amended (the “Act”), pursuant to a registration statement on Form S-3 (No. 333-270153) filed with the U.S. Securities and Exchange Commission (the “SEC”) and automatically effective on March 1, 2023, and Amendment No. 1 thereto filed with the SEC on May 12, 2023. The terms of the New Notes are further described in the Company’s prospectus supplement dated May 16, 2023, as filed with the SEC under Rule 424(b)(5) of the Act on May 18, 2023.

On May 31, 2023, the New Notes were issued pursuant to the Indenture (the “Base Indenture”), dated as of May 31, 2023, between the Company and the Bank of New York Mellon (the “Trustee”), as trustee, as supplemented by the First Supplemental Indenture, dated as of May 31, 2023 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, Ovintiv Canada and the Trustee, setting forth specific terms applicable to the New Notes.

The New Notes are the unsecured and unsubordinated obligations of the Company and rank equally with the unsecured and unsubordinated indebtedness of the Company and Ovintiv Canada from time to time outstanding. The obligations under the New Notes are fully and unconditionally guaranteed on a senior unsecured basis by Ovintiv Canada, except that in the future the guarantee will be released or terminated under certain circumstances.

The Indenture contains customary terms and covenants, including limitations on the Company’s ability and the ability of certain of its subsidiaries to incur liens securing funded indebtedness and on the Company’s ability to consolidate or merge with or into, or sell, convey, transfer or lease all or substantially all of its properties and assets on a consolidated basis to, any person.

The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture and the First Supplemental Indenture, which are set forth as Exhibit 4.1 and 4.2, respectively, hereto and are incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the New Notes is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of May 31, 2023, between Ovintiv Inc. and the Bank of New York Mellon, as trustee.

4.2	First Supplemental Indenture, dated as of May 31, 2023, among Ovintiv Inc., Ovintiv Canada ULC and the Bank of New York Mellon, as trustee.

4.3	Form of 5.650% Senior Notes due 2025 (included as Exhibit A-1 to Exhibit 4.2)

4.4	Form of 5.650% Senior Notes due 2028 (included as Exhibit A-2 to Exhibit 4.2)

4.5	Form of 6.250% Senior Notes due 2033 (included as Exhibit A-3 to Exhibit 4.2)

4.6	Form of 7.100% Senior Notes due 2053 (included as Exhibit A-4 to Exhibit 4.2)

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

5.2	Opinion of Blake, Cassels & Graydon LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Blake, Cassels & Graydon LLP (included in Exhibit 5.2 hereto).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVINTIV INC.

Date: May 31, 2023

	By:	/s/ Dawna I. Gibb
	Name:	Dawna I. Gibb
	Title:	Assistant Corporate Secretary